                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)    October 23, 2001
                                                         October 23, 2001


                             TORCHMARK CORPORATION
             (Exact name of registrant as specified in its charter)


    DELAWARE                      1-9052                      63-0780404
   (State or other         (Commission File No.)        (I.R.S. Employer ID No.)
     jurisdiction
   of incorporation)


               2001 Third Avenue South, Birmingham, Alabama 35233
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:   (205) 325-4200


                                      None
         (Former name or former address, if changed since last report)



                           Index of Exhibits page 2.

                   Total number of pages in this report is 9.
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Item 5.    Other Events.
------------------------

Torchmark Corporation issued a press release dated October 23, 2001, which is incorporated herein by reference and attached hereto as an exhibit.



Item 7.    Financial Statement and Exhibits.
--------------------------------------------

(a)  Financial Statements of businesses acquired.
     Not applicable.

(b)  Pro forma financial information.
     Not applicable.

(c)  Exhibits.



     (99) Torchmark Corporation Press Release
          Dated October 23, 2001
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                                   SIGNATURES


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TORCHMARK CORPORATION


Date:  October 23, 2001                 /s/ Michael J. Klyce
                                        -----------------------------
                                        Michael J. Klyce,
                                        Vice President & Treasurer